Exhibit 10.9

ARENA FORTIFY ACQUISITION CORP.

405 Lexington Avenue, 59th Floor
New York, NY 10174
November 15, 2021

Arena Fortify Sponsor LLC
405 Lexington Avenue, 59th Floor
New York, NY 10174

Ladies and Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (the “Effective Date”) of the registration statement (the “Registration Statement”) for the initial public offering (the “IPO”) of the securities of Arena Fortify Acquisition Corp. (the “Company”) and continuing until the earlier of (i) the completion by the Company of an initial business combination or (ii) the Company’s liquidation (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “Termination Date”), the Company, to the fullest extent permitted by applicable law, hereby agrees to indemnify, hold harmless and exonerate Arena Fortify Sponsor LLC (the “Sponsor”) and any of its affiliates (each, a “Sponsor Indemnitee”) from any and all costs, fees, expenses, judgments, liabilities, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such costs, fees, expenses, judgments, liabilities, fines, penalties and amounts paid in settlement) actually, and reasonably incurred by any Sponsor Indemnitee or on a Sponsor Indemnitee’s behalf in connection with any  threatened, pending or completed action, suit, arbitration, mediation, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding instituted by the Company or any third party in respect of any investment opportunities sourced by a Sponsor Indemnitee for the Company or any liability arising with respect to a Sponsor Indemnitee’s activities in connection with the affairs of the Company (in each case that are provided without a separate written agreement between the Company and such Sponsor Indemnitee); provided, that in no event shall a Sponsor Indemnitee be entitled to be indemnified or held harmless hereunder in respect of any costs, fees, expenses, judgments, liabilities, fines, penalties and amounts paid in settlement (if any) that Sponsor Indemnitee may incur by reason of such person’s own actual fraud or intentional misconduct; provided further, for the avoidance of doubt, that under no circumstance shall a Sponsor Indemnitee have a Claim to any monies or assets held in the Trust Account, and the Company shall not be permitted to procure monies or assets held in the Trust Account for the satisfaction of its obligations to any Sponsor Indemnitee in respect of the indemnification provided hereunder.

Very truly yours,

ARENA FORTIFY ACQUISITION CORP.

By:	/s/ Kieran Goodwin
Name:	Kieran Goodwin
Title:	Chief Financial Officer

AGREED TO AND ACCEPTED BY:

ARENA FORTIFY SPONSOR LLC

By:	/s/ Kieran Goodwin
Name:	Kieran Goodwin
Title:	President